UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Sustainable Advantage CoreAlpha Bond Fund (Formerly BlackRock Systematic ESG Bond Fund)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 11/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Funds IV

•  BlackRock Sustainable Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Sustainable Advantage CoreAlpha Bond Fund’s (the “Fund”) (formerly known as BlackRock Systematic ESG Bond Fund) investment objective is to seek to provide a combination of income and capital growth while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

On June 9, 2021, the Board approved a proposal to change the name of the Fund from BlackRock Systematic ESG Bond Fund to BlackRock Sustainable Advantage CoreAlpha Bond Fund and certain changes to the Fund’s investment objective, investment strategies and investment process. These changes were effective on October 1, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.

What factors influenced performance?

The principal detractor from relative performance was positioning with respect to global interest rates due to long/short trades based on dislocations between the Canada, U.S., U.K. and Australia government bond markets as global inflation continued to surprise on the upside and central banks introduced more hawkish rhetoric in the third quarter of 2021. The Fund’s allocation across government bond markets also detracted over the period.

Positive contributions to performance relative to the benchmark were highlighted by selection within corporate bonds, largely due to overweights to the technology and finance company sectors and an overweight to the gaming sub-sector within consumer cyclicals. Selection within mortgage-backed securities (“MBS”) also added to performance, primarily due to exposure to 30-year convertible adjustable rate mortgages.

The Fund held derivatives during the period, including futures and interest rate swaps. Futures are commonly used for strategic day-to-day interest rate hedging and tactically expressing relative value yield curve strategies. Interest rate swaps are used as part of the Fund’s global interest rate strategies. The Fund’s use of derivatives detracted from Fund performance over the period.

Describe recent portfolio activity.

Entering the period, the Fund was positioned in anticipation of ongoing economic recovery and a continued “risk-on” tone in markets. In this vein, the Fund was overweight both investment grade and high yield corporate credit, along with securitized assets such as asset-backed securities (“ABS”). In July 2021 the Fund shifted its positioning along the yield curve in anticipation of increased inflation.

The Fund held a modest amount of cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

As of period end, the Fund was overweight in investment grade corporate credit with the largest sector overweights being to banking, capital goods and consumer non-cyclical. The Fund also held an out-of-benchmark allocation to high yield corporate debt. The Fund was overweight in securitized assets, particularly agency MBS and ABS. The Fund was underweight in U.S. Treasury securities and government-related securities compared to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		Since Inception(c)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	1.28%	0.67%	0.47%	(1.81)%	N/A	3.76%	N/A	2.95%	N/A
Investor A	0.99	0.33	0.34	(2.15)	(6.06)%	3.49	2.65%	2.68	1.89%
Investor C	0.29	(0.50)	(0.04)	(2.88)	(3.83)	2.72	2.72	1.92	1.92
Class K	1.33	0.71	0.49	(1.85)	N/A	3.80	N/A	2.99	N/A

Bloomberg U.S. Aggregate Bond Index(d)	—	—	1.02	(1.15)	N/A	3.65	N/A	2.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns for the period prior to October 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Systematic ESG Bond Fund.” Prior to May 1, 2020, BlackRock Systematic ESG Bond Fund was known as BlackRock Impact Bond Fund. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.
(d)

Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index), a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,004.70	$ 1.51		$ 1,000.00	$ 1,023.56	$ 1.52		0.30%
Investor A	1,000.00	1,003.40	2.76		1,000.00	1,022.31	2.79		0.55
Investor C	1,000.00	999.60	6.52		1,000.00	1,018.55	6.58		1.30
Class K	1,000.00	1,004.90	1.26		1,000.00	1,023.82	1.27		0.25

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments

Corporate Bonds	43%
U.S. Government Sponsored Agency Securities	30
Money Market Funds	13
U.S. Treasury Obligations	10
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	2
Municipal Bonds	1
Other*	(2)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(d)	45%
AA/Aa	4
A	24
BBB/Baa	20
BB/Ba	4
B	1
CCC/Caa	—(c)
N/R	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 1% of total investments.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 04/15/27(a)	$160	$160,136
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.21%, 07/15/30(a)	130	129,170
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	50	49,732
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 06/15/27	220	220,297
Exeter Automobile Receivables Trust, Series 2021-1A, Class C, 0.74%, 01/15/26	240	239,715
Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.94%, 02/15/24	91	91,918
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-2, Class B, 0.89%, 12/26/28	272	270,572
Series 2021-3, Class B, 0.76%, 02/26/29	268	266,694
Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.75%, 02/17/26	110	110,035
Toyota Auto Receivables Owner Trust, Series 2021-B, Class A4, 0.53%, 10/15/26	200	196,643
Upstart Securitization Trust(a)
Series 2021-1, Class A, 0.87%, 03/20/31	85	84,507
Series 2021-2, Class A, 0.91%, 06/20/31	221	220,906
Series 2021-3, Class A, 0.83%, 07/20/31	130	129,790
Upstart Securitization Trust 2021-4, Series 2021-4, Class A, 0.84%, 09/20/31(a)	312	309,547
Upstart Securitization Trust 2021-5, Series 2021-5, Class A, 1.31%, 11/20/31(a)	100	99,769

Total Asset-Backed Securities — 3.6% (Cost: $2,589,803)		2,579,431

Corporate Bonds

Aerospace & Defense — 1.3%
3M Co.
2.65%, 04/15/25	75	78,418
3.05%, 04/15/30	340	366,872
4.00%, 09/14/48	30	36,718
Carlisle Cos., Inc., 2.75%, 03/01/30	100	102,655
Howmet Aerospace, Inc., 6.88%, 05/01/25	25	28,625
Trane Technologies Luxembourg Finance SA
3.80%, 03/21/29	250	273,599
4.50%, 03/21/49	25	31,210

		918,097

Airlines — 0.1%
Delta Air Lines, Inc., 7.38%, 01/15/26	50	57,846

Auto Components — 0.2%
Aptiv PLC
5.40%, 03/15/49	60	81,058
3.10%, 12/01/51	40	38,810

		119,868

Automobiles — 0.1%
Cummins, Inc., 2.60%, 09/01/50	30	27,979
Daimler Finance North America LLC, 8.50%, 01/18/31	15	22,459
Lithia Motors, Inc., 4.38%, 01/15/31(a)	—	—

		50,438

Banks — 1.8%
Bank of Montreal, (5 year USD Swap + 1.43%), 3.80%, 12/15/32(b)	25	26,886

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce, 1.00%, 10/18/24	$30	$29,753
Comerica, Inc., 4.00%, 02/01/29	50	56,526
HSBC USA, Inc., 3.50%, 06/23/24	100	105,886
ING Groep NV
3.15%, 03/29/22	200	201,757
3.55%, 04/09/24	400	421,855
Royal Bank of Canada
0.75%, 10/07/24	90	88,993
2.25%, 11/01/24	25	25,761
SVB Financial Group
3.50%, 01/29/25	75	79,730
3.13%, 06/05/30	50	52,512
1.80%, 02/02/31	80	75,828
Toronto-Dominion Bank, 0.30%, 06/02/23	100	99,480

		1,264,967

Beverages — 1.6%
Ball Corp., 2.88%, 08/15/30	15	14,249
Coca-Cola Co., 2.50%, 03/15/51	20	19,518
Diageo Capital PLC
2.13%, 10/24/24	200	205,295
2.00%, 04/29/30	200	198,261
2.13%, 04/29/32	550	549,346
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28	25	28,566
PepsiCo, Inc.
2.63%, 03/19/27	80	84,253
3.00%, 10/15/27	50	53,776
2.88%, 10/15/49	25	26,405

		1,179,669

Biotechnology — 0.0%
Gilead Sciences, Inc., 0.75%, 09/29/23	30	29,900

Building Materials — 1.9%
Boise Cascade Co., 4.88%, 07/01/30(a)	75	78,563
Carrier Global Corp.
2.72%, 02/15/30	90	91,833
3.38%, 04/05/40	110	114,940
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29	100	107,520
Johnson Controls International PLC
3.63%, 07/02/24(c)	540	570,809
4.63%, 07/02/44	50	61,403
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 09/15/30	35	33,796
Louisiana Pacific Corp., 3.63%, 03/15/29(a)	100	98,000
Martin Marietta Materials, Inc.
2.40%, 07/15/31	90	89,637
3.20%, 07/15/51	30	30,706
Owens Corning, 3.88%, 06/01/30	50	54,628

		1,331,835

Building Products — 0.3%
Allegion PLC, 3.50%, 10/01/29	25	26,822
Home Depot, Inc.
3.30%, 04/15/40	50	54,108
3.35%, 04/15/50	50	55,560
2.38%, 03/15/51	50	46,491
Lowe’s Cos., Inc., 3.50%, 04/01/51	45	49,280

		232,261

Capital Markets — 1.4%
Ares Capital Corp., 2.15%, 07/15/26	280	276,518
Barings BDC, Inc., 3.30%, 11/23/26(a)	35	34,608

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Brookfield Finance I UK PLC, 2.34%, 01/30/32	$90	$87,952
Brookfield Finance, Inc.
4.85%, 03/29/29	100	116,760
4.70%, 09/20/47	20	24,771
Charles Schwab Corp., 3.20%, 03/02/27	25	26,860
FS KKR Capital Corp.
3.40%, 01/15/26	100	101,964
2.63%, 01/15/27	125	123,008
Golub Capital BDC, Inc., 2.50%, 08/24/26	40	39,411
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 02/01/29	75	72,563
Invesco Finance PLC, 3.75%, 01/15/26	25	27,115
Northern Trust Corp., 3.15%, 05/03/29	50	54,117
State Street Corp., (SOFR + 2.69%), 2.83%, 03/30/23(b)	40	40,292

		1,025,939

Chemicals — 1.1%
Albemarle Corp., 4.15%, 12/01/24	50	53,848
DuPont de Nemours, Inc., 5.42%, 11/15/48	10	14,072
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	150	153,822
Methanex Corp., 5.25%, 12/15/29	25	26,125
Mosaic Co., 5.45%, 11/15/33	10	12,525
PPG Industries, Inc.
1.20%, 03/15/26	100	97,981
2.55%, 06/15/30	100	102,690
Sherwin-Williams Co.
2.95%, 08/15/29	100	105,187
3.80%, 08/15/49	40	45,955
3.30%, 05/15/50	100	106,545
WESCO Distribution, Inc., 7.25%, 06/15/28(a)	50	54,375

		773,125

Commercial Services & Supplies(a) — 0.3%
ASGN, Inc., 4.63%, 05/15/28	150	153,855
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29	25	25,585
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27	10	9,463

		188,903

Communications Equipment — 0.0%
Motorola Solutions, Inc., 5.50%, 09/01/44	10	13,196

Construction & Engineering — 0.0%
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)	10	10,293

Construction Materials — 0.1%
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)	100	101,750

Consumer Discretionary — 1.2%
Quanta Services, Inc.
0.95%, 10/01/24	95	94,014
2.35%, 01/15/32	85	83,593
3.05%, 10/01/41	45	44,709
RELX Capital, Inc., 3.00%, 05/22/30	600	632,094
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(a)	15	16,746

		871,156

Consumer Finance — 1.7%
American Express Co., 3.63%, 12/05/24	25	26,672
American Express Credit Corp., 2.70%, 03/03/22	100	100,380

Security	Par (000)	Value

Consumer Finance (continued)
Automatic Data Processing, Inc.
1.70%, 05/15/28	$450	$449,284
1.25%, 09/01/30	200	189,380
Equifax, Inc., 2.35%, 09/15/31	30	29,524
Mastercard, Inc.
3.95%, 02/26/48	25	30,300
3.65%, 06/01/49	10	11,677
3.85%, 03/26/50	20	23,928
2.95%, 03/15/51	85	89,963
Moody’s Corp., 2.55%, 08/18/60	10	9,019
OneMain Finance Corp., 5.38%, 11/15/29	50	52,617
PayPal Holdings, Inc., 3.25%, 06/01/50	50	54,046
S&P Global, Inc., 2.30%, 08/15/60	125	110,640
Visa, Inc., 3.65%, 09/15/47	48	56,348

		1,233,778

Containers & Packaging — 0.0%
Clearwater Paper Corp., 4.75%, 08/15/28(a)	15	15,150

Diversified Financial Services — 9.6%
Ally Financial, Inc., 8.00%, 11/01/31	25	35,366
Banco Santander SA, 2.75%, 12/03/30	200	195,621
Bank of America Corp.
4.45%, 03/03/26	50	55,020
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(b)	100	107,506
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(b)	25	31,256
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(b)	50	61,033
(SOFR + 0.96%), 1.73%, 07/22/27(b)	255	252,696
(SOFR + 1.15%), 1.32%, 06/19/26(b)	250	247,615
(SOFR + 1.32%), 2.69%, 04/22/32(b)	235	237,969
(SOFR + 1.65%), 3.48%, 03/13/52(b)	25	27,885
(SOFR + 1.93%), 2.68%, 06/19/41(b)	40	38,841
Bank of Nova Scotia
0.65%, 07/31/24	180	178,223
1.05%, 03/02/26	400	391,862
2.70%, 08/03/26	75	78,436
Citigroup, Inc.
3.70%, 01/12/26	50	54,105
4.45%, 09/29/27	75	83,407
8.13%, 07/15/39	25	42,745
(3 mo. LIBOR US + 1.34%), 3.98%, 03/20/30(b)	100	110,733
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(b)	50	54,202
(SOFR + 0.69%), 0.78%, 10/30/24(b)	100	99,381
(SOFR + 0.77%), 1.46%, 06/09/27(b)	255	250,124
(SOFR + 2.84%), 3.11%, 04/08/26(b)	115	120,553
Clorox Co., 1.80%, 05/15/30	150	145,579
Goldman Sachs Group, Inc.
4.25%, 10/21/25	25	27,186
3.75%, 02/25/26	25	26,926
2.60%, 02/07/30	100	101,357
6.25%, 02/01/41	25	36,279
4.80%, 07/08/44	10	12,794
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	50	54,454
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	50	55,440
(SOFR + 0.61%), 0.86%, 02/12/26(b)	62	60,666
(SOFR + 0.80%), 1.43%, 03/09/27(b)	100	98,041
(SOFR + 1.25%), 2.38%, 07/21/32(b)	350	343,417
(SOFR + 1.26%), 2.65%, 10/21/32(b)	60	60,140
(SOFR + 1.47%), 2.91%, 07/21/42(b)	135	134,390
Intercontinental Exchange, Inc., 2.65%, 09/15/40	50	47,841
John Deere Capital Corp., 2.60%, 03/07/24	25	25,938

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.
3.88%, 09/10/24	$70	$74,692
4.95%, 06/01/45	10	13,252
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(b)	200	217,182
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(b)	100	107,357
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(b)	120	142,732
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(b)	20	23,924
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(b)	25	30,940
(SOFR + 0.58%), 0.97%, 06/23/25(b)	65	64,515
(SOFR + 0.70%), 1.04%, 02/04/27(b)	115	111,598
(SOFR + 1.51%), 2.53%, 11/19/41(b)	100	94,953
(SOFR + 1.58%), 3.33%, 04/22/52(b)	38	41,404
(SOFR + 2.44%), 3.11%, 04/22/51(b)	40	42,161
Lloyds Banking Group PLC
4.45%, 05/08/25	200	218,630
3.75%, 01/11/27	200	216,341
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/23	200	206,032
3.78%, 03/02/25	100	107,621
Mizuho Financial Group, Inc., (1 year CMT + 0.75%), 1.55%, 07/09/27(b)	200	196,628
Morgan Stanley
5.00%, 11/24/25	50	55,897
3.88%, 01/27/26	75	81,380
6.38%, 07/24/42	25	38,041
4.38%, 01/22/47	15	19,098
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	100	115,053
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(b)	75	85,515
(SOFR + 0.53%), 0.79%, 05/30/25(b)	50	49,235
(SOFR + 0.86%), 1.51%, 07/20/27(b)	65	63,756
(SOFR + 1.03%), 1.79%, 02/13/32(b)	140	132,613
(SOFR + 1.18%), 2.24%, 07/21/32(b)	120	117,595
(SOFR + 1.36%), 2.48%, 09/16/36(b)	85	82,255
(SOFR + 1.43%), 2.80%, 01/25/52(b)	25	24,842
(SOFR + 4.84%), 5.60%, 03/24/51(b)	74	112,769

		6,873,038

Diversified Telecommunication Services — 1.1%
AT&T, Inc.
3.55%, 09/15/55	41	41,215
3.80%, 12/01/57	45	46,994
3.65%, 09/15/59	3	3,037
British Telecommunications PLC, 5.13%, 12/04/28	200	227,050
Deutsche Telekom International Finance BV
8.75%, 06/15/30	57	83,375
9.25%, 06/01/32	25	39,827
Koninklijke KPN NV, 8.38%, 10/01/30	50	71,474
Verizon Communications, Inc.
4.33%, 09/21/28	51	58,087
2.36%, 03/15/32(a)	57	56,418
2.65%, 11/20/40	25	23,868
4.75%, 11/01/41	40	50,159
2.88%, 11/20/50	100	97,425

		798,929

Electric Utilities — 1.1%
Avangrid, Inc.
3.15%, 12/01/24	50	52,433
3.80%, 06/01/29	100	110,040
Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 04/01/30	50	53,905

Security	Par (000)	Value

Electric Utilities (continued)
Consolidated Edison Co. of New York, Inc. (continued)
Series A, 4.13%, 05/15/49	$30	$35,652
Series C, 3.00%, 12/01/60	25	23,932
Eversource Energy
3.45%, 01/15/50	50	53,285
Series R, 1.65%, 08/15/30	30	28,146
Exelon Corp.
4.05%, 04/15/30	75	84,063
5.10%, 06/15/45	25	33,002
ITC Holdings Corp., 3.25%, 06/30/26	150	159,522
NextEra Energy Operating Partners LP, 4.50%, 09/15/27(a)	50	52,907
PECO Energy Co., 3.00%, 09/15/49	25	25,817
San Diego Gas & Electric Co.
6.00%, 06/01/39	25	35,223
4.15%, 05/15/48	15	18,154
Series UUU, 3.32%, 04/15/50	10	10,757

		776,838

Electrical Equipment — 0.5%
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	340	356,828

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc., 4.88%, 12/01/22	40	41,570
Keysight Technologies, Inc., 3.00%, 10/30/29	200	211,294
Xerox Holdings Corp., 5.50%, 08/15/28(a)	25	25,084

		277,948

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	40	44,862

Equity Real Estate Investment Trusts (REITs) — 1.1%
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	19,440
Camden Property Trust, 2.95%, 12/15/22	20	20,376
Crown Castle International Corp., 3.70%, 06/15/26	50	53,708
Equinix, Inc., 2.90%, 11/18/26	10	10,376
Essex Portfolio LP, 1.70%, 03/01/28	40	39,049
Iron Mountain, Inc., 4.50%, 02/15/31(a)	40	39,278
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.88%, 02/15/29(a)	50	52,500
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(a)	75	77,325
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 02/15/29(a)	75	73,025
Simon Property Group LP
3.25%, 11/30/26	50	53,554
3.80%, 07/15/50	50	56,303
Starwood Property Trust, Inc., 4.75%, 03/15/25	200	207,440
Weyerhaeuser Co., 4.00%, 04/15/30	110	123,375

		825,749

Food & Staples Retailing — 0.2%
Campbell Soup Co., 4.80%, 03/15/48	20	25,354
Kellogg Co., 3.25%, 04/01/26	50	53,250
Kraft Heinz Foods Co., 4.25%, 03/01/31	25	28,599
Sysco Corp., 2.60%, 06/12/22	30	30,308

		137,511

Food Products — 0.1%
Bunge Ltd. Finance Corp., 3.75%, 09/25/27	100	108,916

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies — 0.8%
Baxter International, Inc., 3.50%, 08/15/46	$10	$10,939
DH Europe Finance II Sarl, 3.40%, 11/15/49	15	16,689
PerkinElmer, Inc.
0.55%, 09/15/23	140	139,033
0.85%, 09/15/24	140	137,756
1.90%, 09/15/28	145	141,502
2.25%, 09/15/31	55	53,333
Thermo Fisher Scientific, Inc., 4.10%, 08/15/47	55	69,153

		568,405

Health Care Providers & Services — 1.2%
Allina Health System, Series 2021, 2.90%, 11/15/51	10	10,345
AmerisourceBergen Corp.
2.70%, 03/15/31	13	13,140
4.30%, 12/15/47	8	9,458
Anthem, Inc., 2.38%, 01/15/25	25	25,729
Baylor Scott & White Holdings, 2.84%, 11/15/50	4	4,135
Beth Israel Lahey Health, Inc., 3.08%, 07/01/51	7	7,256
Cardinal Health, Inc., 3.50%, 11/15/24	100	105,962
DaVita, Inc., 3.75%, 02/15/31(a)	15	13,908
HCA, Inc.
5.25%, 06/15/26	5	5,626
5.50%, 06/15/47	123	162,016
5.25%, 06/15/49	40	51,841
3.50%, 07/15/51	150	153,265
Kaiser Foundation Hospitals, 3.00%, 06/01/51	7	7,378
ModivCare, Inc., 5.88%, 11/15/25(a)	100	104,000
Molina Healthcare, Inc., 3.88%, 11/15/30(a)	50	50,250
UnitedHealth Group, Inc.
4.45%, 12/15/48	45	57,740
3.13%, 05/15/60	50	51,965

		834,014

Health Care Technology — 0.5%
Catalent Pharma Solutions, Inc., 3.13%, 02/15/29(a)	25	23,836
Laboratory Corp. of America Holdings
2.95%, 12/01/29	75	78,384
2.70%, 06/01/31	265	269,604
4.70%, 02/01/45	10	12,337

		384,161

Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp., 8.63%, 06/01/25(a)	25	26,750
Yum! Brands, Inc., 4.63%, 01/31/32	25	25,551

		52,301

Household Durables — 0.3%
NVR, Inc., 3.00%, 05/15/30	190	197,975
Tempur Sealy International, Inc., 4.00%, 04/15/29(a)	25	24,817

		222,792

Insurance — 2.1%
Aflac, Inc., 4.75%, 01/15/49	100	134,716
Athene Holding Ltd., 4.13%, 01/12/28	50	54,837
Equitable Holdings, Inc., 4.35%, 04/20/28	50	56,235
Marsh & McLennan Cos., Inc.
3.30%, 03/14/23	50	51,637
3.50%, 03/10/25	50	53,150
4.38%, 03/15/29	150	170,980
4.75%, 03/15/39	30	38,134
4.20%, 03/01/48	220	273,149
4.90%, 03/15/49	50	68,752
MetLife, Inc., Series D, 4.37%, 09/15/23	70	74,373

Security	Par (000)	Value

Insurance (continued)
Principal Financial Group, Inc., 3.70%, 05/15/29	$50	$55,460
Progressive Corp.
2.45%, 01/15/27	100	104,378
3.20%, 03/26/30	40	43,422
3.95%, 03/26/50	50	61,124
Prudential PLC, 3.13%, 04/14/30	200	214,655
Travelers Cos., Inc., 3.75%, 05/15/46	25	29,819
Willis North America, Inc., 3.88%, 09/15/49	25	27,353

		1,512,174

Interactive Media & Services — 0.3%
Alphabet, Inc.
2.00%, 08/15/26	75	77,214
1.90%, 08/15/40	100	91,574
2.05%, 08/15/50	30	27,129

		195,917

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.
2.10%, 05/12/31	50	50,237
2.88%, 05/12/41	20	20,769
3.10%, 05/12/51	20	21,615
3.25%, 05/12/61	20	22,080

		114,701

Internet Software & Services — 0.3%
Booking Holdings, Inc., 4.63%, 04/13/30	150	175,547
VeriSign, Inc., 2.70%, 06/15/31	55	55,496

		231,043

IT Services — 0.6%
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(a)	5	5,025
Fiserv, Inc., 3.50%, 07/01/29	25	26,640
Gartner, Inc., 4.50%, 07/01/28(a)	150	155,895
International Business Machines Corp., 5.60%, 11/30/39	50	68,970
Verisk Analytics, Inc.
4.13%, 09/12/22	25	25,625
4.13%, 03/15/29	100	112,710
3.63%, 05/15/50	30	33,129

		427,994

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.
2.75%, 09/15/29	100	103,676
2.30%, 03/12/31	360	356,553

		460,229

Machinery — 0.5%
IDEX Corp.
3.00%, 05/01/30	50	52,394
2.63%, 06/15/31	152	154,822
Snap-on, Inc., 4.10%, 03/01/48	15	19,045
Terex Corp., 5.00%, 05/15/29(a)	100	101,875

		328,136

Media — 0.7%
Comcast Corp.
4.05%, 11/01/52	47	55,863
2.99%, 11/01/63(a)	53	51,212
TEGNA, Inc.
4.75%, 03/15/26(a)	15	15,450
5.00%, 09/15/29	100	100,250

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Walt Disney Co., 2.20%, 01/13/28	$200	$202,896
WMG Acquisition Corp., 3.00%, 02/15/31(a)	55	51,795

		477,466

Metals & Mining — 0.8%
Alcoa Nederland Holding BV, 5.50%, 12/15/27(a)	200	212,216
Newmont Corp., 5.45%, 06/09/44	25	33,662
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	200	195,951
Steel Dynamics, Inc., 3.45%, 04/15/30	100	106,568

		548,397

Multi-line Retail — 0.0%
Bath & Body Works, Inc., 6.63%, 10/01/30(a)	25	27,734

Multi-Utilities — 0.1%
Atmos Energy Corp.
4.13%, 10/15/44	15	17,667
4.13%, 03/15/49	20	24,564
Southern California Gas Co., Series UU, 4.13%, 06/01/48	30	37,032

		79,263

Offshore Drilling & Other Services — 0.2%
Applied Materials, Inc., 2.75%, 06/01/50	50	51,149
Lam Research Corp., 3.75%, 03/15/26	100	109,340

		160,489

Oil, Gas & Consumable Fuels — 1.5%
Apache Corp.
4.88%, 11/15/27	25	26,625
5.10%, 09/01/40	25	27,107
Buckeye Partners LP, 3.95%, 12/01/26	50	49,045
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	90	101,891
3.70%, 11/15/29	135	144,132
Cheniere Energy, Inc., 4.63%, 10/15/28	75	77,250
Chevron Corp., 3.08%, 05/11/50	20	21,312
CNX Resources Corp., 7.25%, 03/14/27(a)	25	26,392
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(a)	25	25,281
Exxon Mobil Corp., 3.45%, 04/15/51	20	21,846
Hess Corp., 4.30%, 04/01/27	65	70,591
MPLX LP
4.70%, 04/15/48	20	23,062
5.50%, 02/15/49	40	50,520
4.90%, 04/15/58	15	17,545
Occidental Petroleum Corp., 8.50%, 07/15/27	40	48,542
ONEOK, Inc.
4.45%, 09/01/49	20	22,251
7.15%, 01/15/51	30	44,089
Ovintiv Exploration, Inc., 5.38%, 01/01/26	100	110,213
Ovintiv, Inc., 6.50%, 08/15/34	18	22,964
Southwestern Energy Co., 8.38%, 09/15/28	15	16,526
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28	100	104,500
Total Capital International SA, 3.39%, 06/29/60	10	10,750
Western Midstream Operating LP, 5.30%, 02/01/30	25	26,908

		1,089,342

Personal Products — 0.1%
Procter & Gamble Co., 3.60%, 03/25/50	30	37,724

Pharmaceuticals — 0.6%
AstraZeneca PLC, 3.38%, 11/16/25	50	53,594
Bausch Health Cos., Inc., 7.25%, 05/30/29(a)	75	71,156

Security	Par (000)	Value

Pharmaceuticals (continued)
CVS Health Corp., 4.78%, 03/25/38	$50	$60,923
Merck & Co., Inc., 3.60%, 09/15/42	50	56,743
Zoetis, Inc.
3.25%, 02/01/23	70	71,502
3.00%, 05/15/50	100	103,228

		417,146

Producer Durables: Miscellaneous — 0.3%
Oracle Corp.
2.88%, 03/25/31	165	168,869
3.95%, 03/25/51	40	43,102
salesforce.com, Inc.
1.50%, 07/15/28	10	9,856
2.90%, 07/15/51	10	10,338

		232,165

Real Estate Management & Development — 0.7%
CBRE Services, Inc.
4.88%, 03/01/26	30	33,723
2.50%, 04/01/31	470	471,411

		505,134

Road & Rail — 0.0%
CSX Corp., 4.50%, 03/15/49	25	31,817

Semiconductors & Semiconductor Equipment — 1.1%
Hubbell, Inc., 3.50%, 02/15/28	35	37,685
Jabil, Inc., 3.60%, 01/15/30	25	27,170
Maxim Integrated Products, Inc., 3.45%, 06/15/27	50	54,383
NVIDIA Corp.
3.20%, 09/16/26	100	108,098
2.85%, 04/01/30	25	26,545
3.50%, 04/01/50	160	184,837
ON Semiconductor Corp., 3.88%, 09/01/28(a)	100	101,739
Sensata Technologies, Inc., 4.38%, 02/15/30(a)	50	51,860
Texas Instruments, Inc.
1.85%, 05/15/22	100	100,599
1.75%, 05/04/30	35	34,426
2.70%, 09/15/51	40	41,380

		768,722

Software — 1.3%
Autodesk, Inc., 3.50%, 06/15/27	75	80,823
Electronic Arts, Inc., 2.95%, 02/15/51	20	19,406
Intuit, Inc., 1.65%, 07/15/30	300	290,234
Microsoft Corp.
2.53%, 06/01/50	25	24,787
2.92%, 03/17/52	50	53,238
2.68%, 06/01/60	50	49,847
Roper Technologies, Inc., 2.95%, 09/15/29	25	26,199
ServiceNow, Inc., 1.40%, 09/01/30	380	354,570
VMware, Inc., 2.95%, 08/21/22	5	5,070

		904,174

Technology Hardware, Storage & Peripherals — 2.6%
Adobe, Inc.
2.15%, 02/01/27	870	896,920
2.30%, 02/01/30	75	76,491
Apple, Inc.
1.40%, 08/05/28	40	39,077
2.70%, 08/05/51	40	40,001
2.85%, 08/05/61	20	20,148
Dell International LLC/EMC Corp.
5.45%, 06/15/23	15	15,910

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp. (continued)
8.10%, 07/15/36	$20	$30,449
8.35%, 07/15/46	140	233,792
Hewlett Packard Enterprise Co., 4.40%, 10/15/22	50	51,316
HP, Inc.
1.45%, 06/17/26(a)	95	93,550
3.40%, 06/17/30	100	105,030
2.65%, 06/17/31(a)	222	219,340
6.00%, 09/15/41	16	21,349
Seagate HDD Cayman, 5.75%, 12/01/34	25	28,125

		1,871,498

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc.
2.75%, 03/27/27	100	105,931
3.25%, 03/27/40	100	109,931
3.38%, 11/01/46	50	56,571
Tapestry, Inc., 4.25%, 04/01/25	5	5,433

		277,866

Transportation Infrastructure — 0.1%
United Parcel Service, Inc., 5.30%, 04/01/50	70	104,435

Utilities — 0.0%
Veolia Environnement SA, 6.75%, 06/01/38	25	37,593

Wireless Telecommunication Services — 0.4%
American Tower Corp.
2.25%, 01/15/22	50	50,103
4.00%, 06/01/25	100	107,468
Crown Castle International Corp.
1.35%, 07/15/25	55	54,443
4.15%, 07/01/50	20	22,819
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)	5	4,807
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(a)	50	52,250

		291,890

Total Corporate Bonds — 45.7% (Cost: $32,656,715)		32,813,512

Foreign Agency Obligations

Hungary — 0.1%
Hungary Government International Bond, 5.75%, 11/22/23	50	54,443

Mexico — 0.1%
Mexico Government International Bond, 5.55%, 01/21/45	80	94,365

Panama — 0.0%
Panama Government International Bond, 9.38%, 04/01/29	25	35,688

Uruguay — 0.2%
Uruguay Government International Bond 4.38%, 10/27/27	25	28,083

Security	Par (000)	Value

Uruguay (continued)
Uruguay Government International Bond (continued)
4.38%, 01/23/31	$50	$57,353
4.98%, 04/20/55	30	38,199

		123,635

Total Foreign Agency Obligations — 0.4% (Cost: $302,271)		308,131

Municipal Bonds

California — 0.2%
California State University, Refunding RB, Series B, 2.72%, 11/01/52	20	20,513
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	25	39,290
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	15	18,462
State of California, GO, BAB, 7.30%, 10/01/39	50	79,850

		158,115

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114	15	23,350

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.13%, 06/15/42	25	29,340
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	10	16,138

		45,478

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, 3.20%, 01/15/51	20	22,162

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	50	55,118

Texas — 0.0%
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	10	10,105

Virginia — 0.0%
University of Virginia, Refunding RB, 2.58%, 11/01/51	20	20,889

Total Municipal Bonds — 0.5% (Cost: $319,556)		335,217

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(a)(b) — 2.0%
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.49%, 04/25/31	100	100,025
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 2.39%, 08/25/31	108	108,093
Series 2019-R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.19%, 06/25/39	131	131,419
Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.09%, 07/25/39	19	19,271

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust (continued)
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.19%, 09/25/39	$73	$73,142
Freddie Mac
Series 2021-DNA3, Class M1, (30 day SOFR + 0.75%), 0.80%, 10/25/33	210	210,033
Series 2021-DNA3, Class M2, (30 day SOFR + 2.10%), 2.15%, 10/25/33	20	20,150
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 1.70%, 01/25/34	180	180,924
Series 2021-HQA2, Class M1, (30 day SOFR + 0.70%), 0.75%, 12/25/33	100	100,000
Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 3.19%, 03/25/50	207	209,541
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1, (30 day SOFR + 0.80%), 0.85%, 08/25/33	133	132,809
Uniform Mortgage-Backed Securities, Series 2021-R02, Class 2M1, (30 day SOFR + 0.90%), 0.95%, 11/25/41(d)	160	160,150

		1,445,557

Commercial Mortgage-Backed Securities — 0.5%
JPMDB Commercial Mortgage Securities Trust 2020- COR7, Series 2020-COR7, Class A5, 2.18%, 05/13/53	200	200,269
Wells Fargo Commercial Mortgage Trust, Series 2015- C31, Class A5, 3.70%, 11/15/48	45	48,261
WFRBS Commercial Mortgage Trust
Series 2013-C14, Class A5, 3.34%, 06/15/46	62	64,196
Series 2013-C15, Class A4, 4.15%, 08/15/46(b)	20	20,752

		333,478

Total Non-Agency Mortgage-Backed Securities — 2.5% (Cost: $1,784,463)		1,779,035

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(b) — 1.5%
Fannie Mae Connecticut Avenue Securities, Series 2017- C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 2.59%, 05/25/30	357	361,771
Freddie Mac STACR REMIC Trust(a)
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.79%, 01/25/50	133	133,845
Series 2020-HQA4, Class M2, (1 mo. LIBOR US + 3.15%), 3.24%, 09/25/50	308	309,127
Freddie Mac STACR Trust, Series 2019-DNA1, Class M2, (1 mo. LIBOR US + 2.65%), 2.74%, 01/25/49(a)	266	269,240

		1,073,983

Mortgage-Backed Securities — 30.7%
Fannie Mae Mortgage-Backed Securities, 2.00%, 11/01/36 - 12/01/51	1,129	1,132,019
Federal National Mortgage Association
2.50%, 10/01/35 - 06/01/36	111	115,966
2.00%, 06/01/36	138	142,226
Freddie Mac Mortgage-Backed Securities
3.00%, 05/01/29	166	174,577

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities (continued)
2.00%, 07/01/36 - 10/01/51	$173	$175,332
3.50%, 03/01/47	287	305,831
2.50%, 07/01/50 - 10/01/51	266	274,056
Series 2018-M4, Class A2, 3.16%, 03/25/28(b)	232	250,888
Series 2021-DNA1, Class M1, (30 day SOFR + 0.65%), 0.70%, 01/25/51(a)(b)	79	79,372
Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 0.75%, 08/25/33(a)(b)	125	124,603
Series KSG1, Class A2, 1.50%, 09/25/30	120	118,081
Ginnie Mae
2.50%, 02/20/51 - 05/20/51	497	511,339
2.00%, 04/20/51	550	557,808
Ginnie Mae Mortgage-Backed Securities
3.00%, 05/20/45 - 01/20/52(e)	1,533	1,598,295
3.50%, 12/20/45 - 12/20/51(e)	2,157	2,265,566
4.00%, 03/20/46 - 11/20/48	309	329,431
2.50%, 12/20/46 - 12/20/51(e)	1,855	1,907,263
4.50%, 07/20/47 - 12/20/51(e)	168	178,076
1.50%, 12/20/51(e)	100	97,859
2.00%, 12/20/51(e)	380	384,928
5.00%, 12/20/51(e)	150	161,367
Government National Mortgage Association, 3.50%, 09/20/45	210	222,591
Government National Mortgage Association Mortgage- Backed Securities
2.00%, 10/20/51	170	171,917
3.00%, 11/20/51	28	29,175
Uniform Mortgage-Backed Securities
3.00%, 03/01/30 - 12/13/51(e)	1,398	1,464,800
2.50%, 04/01/32 - 01/13/52(e)	1,564	1,612,943
4.00%, 05/01/33 - 01/14/52(e)	1,020	1,097,047
3.50%, 02/01/34 - 03/01/50(e)	616	657,275
2.00%, 12/01/35 - 01/13/52(e)	4,078	4,105,504
1.50%, 12/16/36 - 12/13/51(e)	1,100	1,085,537
5.00%, 03/01/41	243	275,202
4.50%, 02/01/48 - 12/13/51(e)	428	464,107

		22,070,981

Total U.S. Government Sponsored Agency Securities — 32.2% (Cost: $23,154,835)		23,144,964

U.S. Treasury Obligations
U.S. Treasury Bonds
3.63%, 02/15/44	600	792,961
3.38%, 11/15/48	625	837,891
2.88%, 05/15/49	275	339,926
1.25%, 05/15/50	150	131,185
U.S. Treasury Notes
7.25%, 08/15/22	2,600	2,728,781
6.25%, 08/15/23	500	549,434
2.00%, 06/30/24	1,200	1,239,000
2.38%, 08/15/24	200	208,586
7.50%, 11/15/24	200	239,312

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
6.00%, 02/15/26	$100	$120,391
0.63%, 05/15/30	500	469,316

Total U.S. Treasury Obligations — 10.6% (Cost: $7,273,319)		7,656,783

Total Long-Term Investments — 95.5% (Cost: $68,080,962)		68,617,073

	Shares

Short-Term Securities

Money Market Funds — 14.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(f)(g)	10,277,708	10,277,708

Total Short-Term Securities — 14.3% (Cost: $10,277,708)		10,277,708

Total Investments Before TBA Sale Commitments — 109.8% (Cost: $78,358,670)		78,894,781

	Par (000)

TBA Sale Commitments(e)

Mortgage-Backed Securities — (2.2)%
Ginnie Mae Mortgage-Backed Securities, 3.00%, 12/20/51	$(50)	(51,840)
Uniform Mortgage-Backed Securities 1.50%, 12/13/51	(25)	(24,168)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
2.00%, 12/13/51	$(125)	$(125,098)
2.50%, 12/13/51	(75)	(76,887)
3.00%, 12/13/51	(50)	(51,918)
3.50%, 12/13/51	(1,069)	(1,123,869)
4.00%, 12/13/51	(25)	(26,640)
5.00%, 12/13/51	(119)	(130,361)

Total TBA Sale Commitments — (2.2)% (Proceeds: $(1,616,776))		(1,610,781)

Total Investments, Net of TBA Sale Commitments — 107.6% (Cost: $76,741,894)		77,284,000

Liabilities in Excess of Other Assets — (7.6)%		(5,456,285)

Net Assets — 100.0%		$71,827,715

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents or includes a TBA transaction.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,227,532	$5,050,176	(a)	$—	$—	$—	$10,277,708	10,277,708	$188	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Bund	19	12/08/21	$3,714	$52,344
Euro OAT	1	12/08/21	191	(590)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts (continued)
10-Year Australian Treasury Bonds	47	12/15/21	$4,670	$(81,399)
10-Year Canadian Bond	38	03/22/22	4,199	70,773
U.S. Long Bond	13	03/22/22	2,108	43,805
Ultra U.S. Treasury Bond	8	03/22/22	1,604	57,569
5-Year U.S. Treasury Note	121	03/31/22	14,685	68,217

				210,719

Short Contracts
10-Year U.S. Treasury Note	64	03/22/22	8,370	(111,956)
10-Year U.S. Ultra Long Treasury Note	15	03/22/22	2,204	(36,831)
Long Gilt	38	03/29/22	6,382	(92,772)
2-Year U.S. Treasury Note	21	03/31/22	4,591	(8,418)

				(249,977)

				$(39,258)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	7,353	AUD	10,000	BNP Paribas S.A.	12/15/21	$224
USD	30,059	AUD	40,000	BNP Paribas S.A.	12/15/21	1,541
USD	44,291	AUD	60,000	BNP Paribas S.A.	12/15/21	1,514
USD	52,742	AUD	70,000	BNP Paribas S.A.	12/15/21	2,835
USD	58,181	AUD	80,000	BNP Paribas S.A.	12/15/21	1,145
USD	97,588	AUD	130,000	BNP Paribas S.A.	12/15/21	4,905
USD	7,514	AUD	10,000	Goldman Sachs International	12/15/21	385
USD	36,050	AUD	50,000	Goldman Sachs International	12/15/21	403
USD	7,243	AUD	10,000	JPMorgan Chase Bank N.A.	12/15/21	114
USD	14,462	AUD	20,000	JPMorgan Chase Bank N.A.	12/15/21	204
USD	14,471	AUD	20,000	JPMorgan Chase Bank N.A.	12/15/21	212
USD	14,685	AUD	20,000	JPMorgan Chase Bank N.A.	12/15/21	426
USD	22,018	AUD	30,000	Morgan Stanley & Co. International PLC	12/15/21	629
USD	22,469	AUD	30,000	Morgan Stanley & Co. International PLC	12/15/21	1,080
USD	44,842	AUD	60,000	Morgan Stanley & Co. International PLC	12/15/21	2,066
USD	50,974	AUD	70,000	Morgan Stanley & Co. International PLC	12/15/21	1,067
USD	7,973	CAD	10,000	Bank of America N.A.	12/15/21	144
USD	32,104	CAD	40,000	Bank of America N.A.	12/15/21	788
USD	7,877	CAD	10,000	Goldman Sachs International	12/15/21	48
USD	118,437	CAD	150,000	JPMorgan Chase Bank N.A.	12/15/21	1,002
USD	7,852	CAD	10,000	Morgan Stanley & Co. International PLC	12/15/21	23
USD	7,907	CAD	10,000	Morgan Stanley & Co. International PLC	12/15/21	78
USD	8,102	CAD	10,000	Morgan Stanley & Co. International PLC	12/15/21	273
USD	15,732	CAD	20,000	Morgan Stanley & Co. International PLC	12/15/21	74
USD	15,767	CAD	20,000	Morgan Stanley & Co. International PLC	12/15/21	109
USD	23,698	CAD	30,000	Morgan Stanley & Co. International PLC	12/15/21	211
USD	11,454	EUR	10,000	BNP Paribas S.A.	12/15/21	108
USD	34,738	EUR	30,000	BNP Paribas S.A.	12/15/21	700
USD	55,320	GBP	40,000	BNP Paribas S.A.	12/15/21	2,111
USD	54,057	GBP	40,000	Goldman Sachs International	12/15/21	848
USD	67,221	GBP	50,000	Goldman Sachs International	12/15/21	710
USD	27,314	GBP	20,000	Societe Generale	12/15/21	709
USD	7,716	HKD	60,000	Citibank N.A.	12/15/21	22
USD	4,684	SEK	40,000	JPMorgan Chase Bank N.A.	12/15/21	246
USD	6,998	SEK	60,000	JPMorgan Chase Bank N.A.	12/15/21	340
USD	7,442	SGD	10,000	Barclays Bank PLC	12/15/21	114
USD	7,384	SGD	10,000	BNP Paribas S.A.	12/15/21	56
USD	7,446	SGD	10,000	BNP Paribas S.A.	12/15/21	117

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	7,385	SGD	10,000	Citibank N.A.	12/15/21	$57
USD	7,410	SGD	10,000	Goldman Sachs International	12/15/21	82
USD	14,893	SGD	20,000	Goldman Sachs International	12/15/21	237

						27,957

AUD	270,195	USD	197,573	Citibank N.A.	12/15/21	(4,938)
AUD	252,103	USD	189,984	Goldman Sachs International	12/15/21	(10,248)
AUD	190,235	USD	142,566	JPMorgan Chase Bank N.A.	12/15/21	(6,938)
CAD	223,346	USD	175,829	Goldman Sachs International	12/15/21	(971)
GBP	143,827	USD	195,080	Citibank N.A.	12/15/21	(3,759)
USD	15,581	CAD	20,000	JPMorgan Chase Bank N.A.	12/15/21	(77)

						(26,931)

						$1,026

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	B+		USD	1,500	$128,984	$143,263	$(14,279)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1 Day SOFR, 0.05%	Annual	0.62%	Annual	N/A		11/24/23	USD	6,270	$7,287	$229	$7,058
1 Day SOFR, 0.05%	Annual	0.80%	Annual	02/28/22	(a)	02/28/24	USD	5,390	8,090	(2,087)	10,177
6-Month EURIBOR, (0.54%)	Semi-Annual	(0.27%)	Annual	03/08/22	(a)	03/08/24	EUR	31,672	25,414	3,635	21,779
1 Day SONIA, 0.46%	Annual	1.09%	Annual	03/08/22	(a)	03/08/24	GBP	15,572	23,190	(744)	23,934
(0.41%)	Annual	6-Month EURIBOR, (0.54%)	Semi-Annual	12/15/21	(a)	12/15/24	EUR	1,182	5,965	222	5,743
0.41%	Annual	1 Day SONIA, 0.46%	Annual	12/15/21	(a)	12/15/24	GBP	1,879	32,601	62	32,539
0.48%	Annual	1 Day SONIA, 0.46%	Annual	12/15/21	(a)	12/15/24	GBP	370	5,660	15	5,645
3-Month BBR, 0.05%	Quarterly	0.48%	Quarterly	12/15/21	(a)	12/15/24	AUD	702	(17,243)	7	(17,250)
3-Month BBR, 0.05%	Quarterly	0.53%	Quarterly	12/15/21	(a)	12/15/24	AUD	787	(18,279)	8	(18,287)
3-Month BBR, 0.05%	Quarterly	0.55%	Quarterly	12/15/21	(a)	12/15/24	AUD	794	(17,947)	8	(17,955)
1 Day SOFR, 0.05%	Annual	0.69%	Annual	12/15/21	(a)	12/15/24	USD	901	(3,962)	9	(3,971)
1 Day SOFR, 0.05%	Annual	0.80%	Annual	12/15/21	(a)	12/15/24	USD	480	(529)	359	(888)
1 Day SOFR, 0.05%	Annual	0.89%	Annual	12/15/21	(a)	12/15/24	USD	910	1,373	26	1,347
1.12%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	12/15/21	(a)	12/15/24	CAD	390	7,544	(51)	7,595
1.27%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	12/15/21	(a)	12/15/24	CAD	86	1,271	83	1,188
1.33%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	12/15/21	(a)	12/15/24	CAD	351	4,618	(222)	4,840
1.82%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	12/15/21	(a)	12/15/24	CAD	725	(893)	1,184	(2,077)
1.15%	Annual	1 Day SOFR, 0.05%	Annual	N/A		11/24/26	USD	2,780	(17,637)	4,450	(22,087)
1.27%	Annual	1 Day SOFR, 0.05%	Annual	02/28/22	(a)	02/28/27	USD	1,100	(9,554)	699	(10,253)
(0.03%)	Annual	6-Month EURIBOR, (0.54%)	Semi-Annual	03/08/22	(a)	03/08/27	EUR	23,204	(69,852)	(5,050)	(64,802)
1.08%	Annual	1 Day SONIA, 0.46%	Annual	03/08/22	(a)	03/08/27	GBP	10,544	(50,315)	14,083	(64,398)
6.66%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	255	8,382	2	8,380
7.15%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	53	663	1	662
7.31%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	40	226	—	226
7.37%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	48	137	—	137
7.37%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	53	167	—	167
7.39%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	43	92	—	92
7.51%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	53	(153)	—	(153)
7.56%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	41	(198)	—	(198)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value
Rate	Frequency	Rate	Frequency

7.61%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	59	$(408)	$1	$(409)
7.79%	Monthly	1-Month MXIBOR, 5.23%	Monthly	03/16/22	(a)	03/10/27	MXN	48	(706)	—	(706)
6-Month EURIBOR, (0.54%)	Semi-Annual	(0.03%)	Annual	03/16/22	(a)	03/16/27	EUR	169	484	2	482
6-Month EURIBOR, (0.54%)	Semi-Annual	(0.02%)	Annual	03/16/22	(a)	03/16/27	EUR	79	282	1	281
6-Month EURIBOR, (0.54%)	Semi-Annual	0.03%	Annual	03/16/22	(a)	03/16/27	EUR	90	505	1	504
6-Month EURIBOR, (0.54%)	Semi-Annual	0.03%	Annual	03/16/22	(a)	03/16/27	EUR	56	324	4	320
3-Month STIBOR, (0.11%)	Quarterly	0.59%	Annual	03/16/22	(a)	03/16/27	SEK	170	(443)	2	(445)
3-Month STIBOR, (0.11%)	Quarterly	0.59%	Annual	03/16/22	(a)	03/16/27	SEK	94	(212)	1	(213)
3-Month STIBOR, (0.11%)	Quarterly	0.60%	Annual	03/16/22	(a)	03/16/27	SEK	85	(145)	1	(146)
3-Month STIBOR, (0.11%)	Quarterly	0.61%	Annual	03/16/22	(a)	03/16/27	SEK	105	(153)	1	(154)
3-Month STIBOR, (0.11%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	107	(100)	130	(230)
3-Month STIBOR, (0.11%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	42	(45)	—	(45)
3-Month STIBOR, (0.11%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	67	(57)	1	(58)
3-Month STIBOR, (0.11%)	Quarterly	0.68%	Annual	03/16/22	(a)	03/16/27	SEK	63	148	1	147
3-Month STIBOR, (0.11%)	Quarterly	0.70%	Annual	03/16/22	(a)	03/16/27	SEK	75	236	1	235
3-Month STIBOR, (0.11%)	Quarterly	0.71%	Annual	03/16/22	(a)	03/16/27	SEK	50	179	1	178
3-Month STIBOR, (0.11%)	Quarterly	0.72%	Annual	03/16/22	(a)	03/16/27	SEK	36	148	12	136
3-Month STIBOR, (0.11%)	Quarterly	0.75%	Annual	03/16/22	(a)	03/16/27	SEK	67	372	1	371
3-Month STIBOR, (0.11%)	Quarterly	0.81%	Annual	03/16/22	(a)	03/16/27	SEK	89	777	1	776
1 Day SORA, 0.11%	Semi-Annual	0.84%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	269	(5,893)	3	(5,896)
1 Day SORA, 0.11%	Semi-Annual	0.85%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	65	(1,376)	1	(1,377)
1 Day SORA, 0.11%	Semi-Annual	0.85%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	524	(11,245)	6	(11,251)
0.87%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	40	206	(8)	214
0.88%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	79	401	208	193
3-Month STIBOR, (0.11%)	Quarterly	0.88%	Annual	03/16/22	(a)	03/16/27	SEK	94	1,121	1	1,120
0.95%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	119	185	1	184
0.96%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	132	149	2	147
3-Month HIBOR, 0.24%	Quarterly	0.96%	Quarterly	03/16/22	(a)	03/16/27	HKD	55	(1,352)	—	(1,352)
0.98%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	66	(4)	1	(5)
3-Month HIBOR, 0.24%	Quarterly	0.98%	Quarterly	03/16/22	(a)	03/16/27	HKD	76	(1,798)	1	(1,799)
3-Month HIBOR, 0.24%	Quarterly	0.98%	Quarterly	03/16/22	(a)	03/16/27	HKD	76	(1,801)	1	(1,802)
6-Month BBR, 3.66%	Semi-Annual	0.98%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	64	(2,471)	1	(2,472)
1.00%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	119	(118)	1	(119)
1.01%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	93	(126)	1	(127)
1.03%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	119	(307)	(83)	(224)
1.04%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	40	(111)	—	(111)
6-Month BBR, 3.66%	Semi-Annual	1.05%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	28	(1,012)	—	(1,012)
1.07%	Annual	1 Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	80	144	1	143
1.08%	Annual	1 Day SONIA, 0.46%	Annual	03/16/22	(a)	03/16/27	GBP	66	(316)	1	(317)
1.11%	Annual	1 Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	110	(17)	1	(18)
1.15%	Annual	1 Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	50	(102)	1	(103)
3-Month HIBOR, 0.24%	Quarterly	1.15%	Quarterly	03/16/22	(a)	03/16/27	HKD	69	(1,042)	1	(1,043)
3-Month HIBOR, 0.24%	Quarterly	1.15%	Quarterly	03/16/22	(a)	03/16/27	HKD	62	(923)	1	(924)
1.16%	Annual	1 Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	50	(119)	1	(120)
3-Month HIBOR, 0.24%	Quarterly	1.16%	Quarterly	03/16/22	(a)	03/16/27	HKD	62	(893)	1	(894)
6-Month BBR, 3.66%	Semi-Annual	1.16%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	57	(1,720)	1	(1,721)
1.18%	Annual	1 Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	180	(648)	2	(650)
6-Month BBR, 3.66%	Semi-Annual	1.18%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	57	(1,654)	1	(1,655)
1 Day SORA, 0.11%	Semi-Annual	1.19%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	58	(268)	1	(269)
3-Month HIBOR, 0.24%	Quarterly	1.19%	Quarterly	03/16/22	(a)	03/16/27	HKD	65	(848)	1	(849)
3-Month HIBOR, 0.24%	Quarterly	1.19%	Quarterly	03/16/22	(a)	03/16/27	HKD	44	(568)	—	(568)
6-Month BBR, 3.66%	Semi-Annual	1.19%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	40	(1,143)	—	(1,143)
6-Month BBR, 3.66%	Semi-Annual	1.20%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	41	(1,167)	—	(1,167)
6-Month BBR, 3.66%	Semi-Annual	1.20%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	40	(1,134)	—	(1,134)
1 Day SORA, 0.11%	Semi-Annual	1.21%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	29	(113)	—	(113)
6-Month BBR, 3.66%	Semi-Annual	1.21%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	92	(2,581)	1	(2,582)
1 Day SORA, 0.11%	Semi-Annual	1.22%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	36	(113)	—	(113)
1 Day SORA, 0.11%	Semi-Annual	1.23%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	29	(74)	—	(74)
6-Month BBR, 3.66%	Semi-Annual	1.23%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	50	(1,326)	1	(1,327)
6-Month BBR, 3.66%	Semi-Annual	1.24%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	50	(1,312)	1	(1,313)
1.29%	Annual	1 Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	200	(1,789)	2	(1,791)

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value

6-Month BBR, 3.66%	Semi-Annual	1.29%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	35	$(854)	$—	$(854)
1 Day SORA, 0.11%	Semi-Annual	1.31%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	73	108	1	107
6-Month BBR, 3.66%	Semi-Annual	1.31%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	35	(822)	—	(822)
1 Day SORA, 0.11%	Semi-Annual	1.32%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	61	99	1	98
1 Day SORA, 0.11%	Semi-Annual	1.32%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	34	54	—	54
6-Month BBR, 3.66%	Semi-Annual	1.32%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	43	(951)	—	(951)
6-Month BBR, 3.66%	Semi-Annual	1.33%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	50	(1,085)	1	(1,086)
6-Month BBR, 3.66%	Semi-Annual	1.33%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	35	(784)	—	(784)
1 Day SORA, 0.11%	Semi-Annual	1.35%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	96	96	—	96
3-Month HIBOR, 0.24%	Quarterly	1.35%	Quarterly	03/16/22	(a)	03/16/27	HKD	47	(248)	—	(248)
1 Day SORA, 0.11%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	42	152	—	152
1 Day SORA, 0.11%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	80	304	1	303
6-Month BBR, 3.66%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	64	(1,301)	1	(1,302)
6-Month BBR, 3.66%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	64	(1,309)	1	(1,310)
1 Day SORA, 0.11%	Semi-Annual	1.37%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	62	248	1	247
1 Day SORA, 0.11%	Semi-Annual	1.37%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	62	266	1	265
6-Month BBR, 3.66%	Semi-Annual	1.39%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	71	(1,342)	1	(1,343)
1 Day SORA, 0.11%	Semi-Annual	1.42%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	66	430	1	429
1.42%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	101	2,639	1	2,638
1.43%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	304	7,689	3	7,686
3-Month HIBOR, 0.24%	Quarterly	1.43%	Quarterly	03/16/22	(a)	03/16/27	HKD	108	(157)	1	(158)
3-Month HIBOR, 0.24%	Quarterly	1.43%	Quarterly	03/16/22	(a)	03/16/27	HKD	17	(27)	—	(27)
1.44%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	164	4,097	2	4,095
3-Month HIBOR, 0.24%	Quarterly	1.44%	Quarterly	03/16/22	(a)	03/16/27	HKD	44	(54)	—	(54)
3-Month HIBOR, 0.24%	Quarterly	1.44%	Quarterly	03/16/22	(a)	03/16/27	HKD	44	(45)	—	(45)
1.45%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	70	1,732	1	1,731
1.45%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	70	1,738	1	1,737
1.46%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	343	8,193	(504)	8,697
3-Month HIBOR, 0.24%	Quarterly	1.46%	Quarterly	03/16/22	(a)	03/16/27	HKD	29	1	—	1
3-Month HIBOR, 0.24%	Quarterly	1.46%	Quarterly	03/16/22	(a)	03/16/27	HKD	108	(10)	1	(11)
6-Month BBR, 3.66%	Semi-Annual	1.46%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	113	(1,773)	1	(1,774)
3-Month HIBOR, 0.24%	Quarterly	1.48%	Quarterly	03/16/22	(a)	03/16/27	HKD	58	64	1	63
3-Month HIBOR, 0.24%	Quarterly	1.48%	Quarterly	03/16/22	(a)	03/16/27	HKD	72	71	1	70
3-Month HIBOR, 0.24%	Quarterly	1.49%	Quarterly	03/16/22	(a)	03/16/27	HKD	60	82	1	81
3-Month HIBOR, 0.24%	Quarterly	1.51%	Quarterly	03/16/22	(a)	03/16/27	HKD	58	128	1	127
3-Month HIBOR, 0.24%	Quarterly	1.53%	Quarterly	03/16/22	(a)	03/16/27	HKD	62	196	1	195
6-Month BBR, 3.66%	Semi-Annual	1.53%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	78	(955)	1	(956)
6-Month BBR, 3.66%	Semi-Annual	1.54%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	71	(849)	1	(850)
3-Month HIBOR, 0.24%	Quarterly	1.61%	Quarterly	03/16/22	(a)	03/16/27	HKD	60	451	1	450
1.70%	Semi-Annual	3-Month CAD BA, 0.49%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	109	1,364	1	1,363
6-Month BBR, 3.66%	Semi-Annual	1.71%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	50	(170)	1	(171)
6-Month BBR, 3.66%	Semi-Annual	1.75%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	46	(88)	1	(89)
6-Month BBR, 3.66%	Semi-Annual	1.76%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	43	(57)	—	(57)
6-Month BBR, 3.66%	Semi-Annual	1.87%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	46	179	1	178
6-Month BBR, 3.66%	Semi-Annual	1.87%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	50	210	1	209
2.54%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	65	1,542	1	1,541
2.59%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	60	1,292	1	1,291
2.64%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	36	691	—	691
2.67%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	48	865	—	865
2.69%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	68	1,137	1	1,136
2.74%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	65	946	1	945
2.76%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	56	759	1	758
2.81%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	65	737	1	736
2.98%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	39	133	—	133
3.12%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	44	(130)	—	(130)
3.14%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	36	(131)	—	(131)
3.18%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	18	(101)	—	(101)
3.22%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	63	(467)	1	(468)
3.22%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	82	(633)	1	(634)
3.33%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	48	(611)	—	(611)
3.36%	Annual	6-Month WIBOR, 2.28%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	48	(677)	—	(677)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value

3-Month JIBAR, 3.87%	Quarterly	6.86%	Quarterly	03/16/22	(a)	03/16/27	ZAR	36	$43	$—	$43
3-Month JIBAR, 3.87%	Quarterly	6.92%	Quarterly	03/16/22	(a)	03/16/27	ZAR	45	177	—	177
3-Month JIBAR, 3.87%	Quarterly	6.98%	Quarterly	03/16/22	(a)	03/16/27	ZAR	44	287	—	287
3-Month JIBAR, 3.87%	Quarterly	6.98%	Quarterly	03/16/22	(a)	03/16/27	ZAR	54	351	1	350
3-Month JIBAR, 3.87%	Quarterly	7.05%	Quarterly	03/16/22	(a)	03/16/27	ZAR	51	478	1	477
3-Month JIBAR, 3.87%	Quarterly	7.09%	Quarterly	03/16/22	(a)	03/16/27	ZAR	49	532	—	532
6-Month EURIBOR, (0.54%)	Semi-Annual	0.21%	Annual	N/A		11/08/31	EUR	1,036	9,039	6,430	2,609
1.51%	Annual	1 Day SOFR, 0.05%	Annual	02/28/22	(a)	02/28/32	USD	1,130	(23,563)	627	(24,190)
6-Month EURIBOR, (0.54%)	Semi-Annual	0.25%	Annual	03/08/22	(a)	03/08/32	EUR	10,502	95,229	(7,048)	102,277
1 Day SONIA, 0.46%	Annual	0.98%	Annual	03/08/22	(a)	03/08/32	GBP	106	1,457	(375)	1,832
0.33%	Annual	6-Month EURIBOR, (0.54%)	Semi-Annual	N/A		11/08/51	EUR	360	(11,289)	2,868	(14,157)
1 Day SOFR, 0.05%	Annual	1.60%	Annual	02/28/22	(a)	02/28/52	USD	430	23,893	660	23,233
0.36%	Annual	6-Month EURIBOR, (0.54%)	Semi-Annual	03/08/22	(a)	03/08/52	EUR	1,778	(68,489)	12,006	(80,495)
1 Day SONIA, 0.46%	Annual	0.78%	Annual	03/08/22	(a)	03/08/52	GBP	754	32,667	(7,500)	40,167

									$(34,100)	$24,454	$(58,554)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty					Value

1.58%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	Nomura International Plc	03/16/22(a)	03/16/27	KRW	33	$452	$—	$452
1.63%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	Nomura International Plc	03/16/22(a)	03/16/27	KRW	666	7,303	—	7,303
2.04%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	Bank of America N.A.	03/16/22(a)	03/16/27	KRW	45	(443)	—	(443)
2.05%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	JPMorgan Chase Bank N.A.	03/16/22(a)	03/16/27	KRW	44	(450)	—	(450)
2.05%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	BNP Paribas S.A.	03/16/22(a)	03/16/27	KRW	71	(738)	—	(738)
2.07%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	Bank of America N.A.	03/16/22(a)	03/16/27	KRW	113	(1,263)	—	(1,263)
2.11%	Quarterly	3-Month LIBOR, 0.17%	Quarterly	Bank of America N.A.	03/16/22(a)	03/16/27	KRW	96	(1,293)	—	(1,293)

									$3,568	$—	$3,568

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$191,389	$(23,672)	$348,092	$(420,925)
OTC Swaps	—	—	7,755	(4,187)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$292,708	$—	$292,708
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	27,957	—	—	27,957
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	348,092	—	348,092
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	7,755	—	7,755

	$—	$—	$—	$27,957	$648,555	$—	$676,512

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$331,966	$—	$331,966
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	26,931	—	—	26,931
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	14,279	—	—	406,646	—	420,925
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	4,187	—	4,187

	$—	$14,279	$—	$26,931	$742,799	$—	$784,009

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(93,212)	$—	$(93,212)
Forward foreign currency exchange contracts	—	—	—	(2,337)	—	—	(2,337)
Swaps	—	(12,086)	—	—	(115,736)	25,527	(102,295)

	$—	$(12,086)	$—	$(2,337)	$(208,948)	$25,527	$(197,844)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(72,325)	$—	$(72,325)
Forward foreign currency exchange contracts	—	—	—	7,707	—	—	7,707
Swaps	—	(14,279)	—	—	(7,996)	—	(22,275)

	$—	$(14,279)	$—	$7,707	$(80,321)	$—	$(86,893)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,889,250
Average notional value of contracts — short	$18,059,531
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$686,559
Average amounts sold — in USD	$450,516
Credit default swaps:
Average notional value — sell protection	$750,000
Interest rate swaps:
Average notional value — pays fixed rate	$45,847,900
Average notional value — receives fixed rate	$59,565,897
Inflation swaps:
Average notional value — pays fixed rate	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$124,683	$68,156
Forward foreign currency exchange contracts	27,957	26,931
Swaps — centrally cleared	—	21,817
Swaps — OTC(a)	7,755	4,187

Total derivative assets and liabilities in the Statement of Assets and Liabilities	160,395	121,091

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(124,683)	(89,973)

Total derivative assets and liabilities subject to an MNA	$35,712	$31,118

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Bank of America N.A.	$932	$(932)	$—	$—	$—
Barclays Bank PLC	114	—	—	—	114
BNP Paribas S.A.	15,256	(738)	—	—	14,518
Citibank N.A.	79	(79)	—	—	—
Goldman Sachs International	2,713	(2,713)	—	—	—
JPMorgan Chase Bank N.A.	2,544	(2,544)	—	—	—
Morgan Stanley & Co. International PLC	5,610	—	—	—	5,610
Nomura International Plc	7,755	—	—	—	7,755
Societe Generale	709	—	—	—	709

	$35,712	$(7,006)	$—	$—	$28,706

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$2,999	$(932)		$—	$—	$2,067
BNP Paribas S.A.	738	(738)		—	—	—
Citibank N.A.	8,697	(79)		—	—	8,618
Goldman Sachs International	11,219	(2,713)		—	—	8,506
JPMorgan Chase Bank N.A.	7,465	(2,544)		—	—	4,921

	$31,118	$(7,006)		$—	$—	$24,112

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,579,431	$—	$2,579,431
Corporate Bonds	—	32,813,512	—	32,813,512
Foreign Agency Obligations	—	308,131	—	308,131
Municipal Bonds	—	335,217	—	335,217
Non-Agency Mortgage-Backed Securities	—	1,618,885	160,150	1,779,035
U.S. Government Sponsored Agency Securities	—	23,144,964	—	23,144,964
U.S. Treasury Obligations	—	7,656,783	—	7,656,783
Short-Term Securities
Money Market Funds	10,277,708	—	—	10,277,708
Liabilities
Investments
TBA Sale Commitments	—	(1,610,781)	—	(1,610,781)

	$10,277,708	$66,846,142	$160,150	$77,284,000

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$27,957	$—	$27,957
Interest Rate Contracts	292,708	355,847	—	648,555
Liabilities
Credit Contracts	—	(14,279)	—	(14,279)
Foreign Currency Exchange Contracts	—	(26,931)	—	(26,931)
Interest Rate Contracts	(331,966)	(410,833)	—	(742,799)

	$(39,258)	$(68,239)	$—	$(107,497)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statement of Assets and Liabilities (unaudited)

November 30, 2021

BlackRock Sustainable Advantage CoreAlpha Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$68,617,073
Investments, at value — affiliated(b)	10,277,708
Cash	15
Cash pledged:
Futures contracts	432,000
Centrally cleared swaps	371,000
Foreign currency, at value(c)	344,618
Receivables:
Investments sold	97,004
TBA sale commitments	1,616,776
Capital shares sold	89,093
Dividends — affiliated	39
Interest — unaffiliated	390,236
From the Manager	18,351
Variation margin on futures contracts	124,683
Unrealized appreciation on:
Forward foreign currency exchange contracts	27,957
OTC swaps	7,755
Prepaid expenses	50,428

Total assets	82,464,736

LIABILITIES
TBA sale commitments, at value(d)	1,610,781
Payables:
Investments purchased	7,403,721
Accounting services fees	6,940
Capital shares redeemed	1,368,515
Custodian fees	16,460
Income dividend distributions	29,388
Trustees’ and Officer’s fees	337
Other accrued expenses	44,745
Professional fees	30,430
Service and distribution fees	1,553
Transfer agent fees	3,060
Variation margin on futures contracts	68,156
Variation margin on centrally cleared swaps	21,817
Unrealized depreciation on:
Forward foreign currency exchange contracts	26,931
OTC swaps	4,187

Total liabilities	10,637,021

NET ASSETS	$71,827,715

NET ASSETS CONSIST OF
Paid-in capital	$71,541,202
Accumulated earnings	286,513

NET ASSETS	$71,827,715

(a) Investments, at cost — unaffiliated	$68,080,962
(b) Investments, at cost — affiliated	$10,277,708
(c) Foreign currency, at cost	$355,026
(d) Proceeds from TBA sale commitments	$1,616,776

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2021

BlackRock Sustainable Advantage CoreAlpha Bond Fund

NET ASSET VALUE
Institutional
Net assets	$62,210,893

Shares outstanding	6,076,119

Net asset value	$10.24

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$7,283,839

Shares outstanding	711,294

Net asset value	$10.24

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$134,664

Shares outstanding	13,149

Net asset value	$10.24

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$2,198,319

Shares outstanding	214,675

Net asset value	$10.24

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statement of Operations (unaudited)

Six Months Ended November 30, 2021

BlackRock Sustainable Advantage CoreAlpha Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$188
Interest — unaffiliated	675,214

Total investment income	675,402

EXPENSES
Investment advisory	82,794
Registration	48,250
Professional	46,073
Custodian	37,404
Pricing	25,220
Transfer agent — class specific	23,688
Printing and postage	17,492
Administration	14,616
Accounting services	11,232
Service and distribution — class specific	9,017
Administration — class specific	6,878
Trustees and Officer	1,130
Miscellaneous	438

Total expenses	324,232
Less:
Administration fees waived	(14,616)
Administration fees waived - class specific	(6,874)
Fees waived and/or reimbursed by the Manager	(183,855)
Transfer agent fees waived and/or reimbursed — class specific	(6,954)

Total expenses after fees waived and/or reimbursed	111,933

Net investment income	563,469

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	92,454
Forward foreign currency exchange contracts	(2,337)
Foreign currency transactions	(11,051)
Futures contracts	(93,212)
Swaps	(102,295)

(116,441)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(122,678)
Forward foreign currency exchange contracts	7,707
Foreign currency translations	(13,198)
Futures contracts	(72,325)
Swaps	(22,275)

(222,769)

Net realized and unrealized loss	(339,210)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,259

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$563,469	$884,881
Net realized loss	(116,441)	(46,263)
Net change in unrealized appreciation (depreciation)	(222,769)	(999,355)

Net increase (decrease) in net assets resulting from operations	224,259	(160,737)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(510,630)	(1,393,094)
Investor A	(48,290)	(113,468)
Investor C	(476)	(2,953)
Class K	(15,987)	(25,756)

Decrease in net assets resulting from distributions to shareholders	(575,383)	(1,535,271)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,328,615	13,624,848

NET ASSETS
Total increase in net assets	9,977,491	11,928,840
Beginning of period	61,850,224	49,921,384

End of period	$71,827,715	$61,850,224

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Institutional

	Six Months Ended							Period from
	11/30/21		Year Ended May 31,					08/23/16	(a)

	(unaudited)		2021	2020	2019		2018	to 05/31/17

Net asset value, beginning of period	$10.28		$10.58	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.09		0.17	0.22	0.25		0.22	0.15
Net realized and unrealized gain (loss)		(0.04)	(0.17)	0.76	0.36		(0.29)		(0.18)

Net increase (decrease) from investment operations	0.05		—	0.98	0.61		(0.07)		(0.03)

Distributions(c)
From net investment income		(0.09)	(0.23)	(0.25)	(0.27)		(0.23)		(0.16)
From net realized gain	—		(0.07)	—	—		—	—

Total distributions		(0.09)	(0.30)	(0.25)	(0.27)		(0.23)		(0.16)

Net asset value, end of period	$10.24		$10.28	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	0.47	%(e)	(0.08)%	10.06%	6.55%		(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.91	%(g)	1.20%	1.54%	2.02	%(h)	1.70%	1.63	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.30	%(g)	0.41%	0.40%	0.41%		0.40%	0.44	%(g)

Net investment income	1.66	%(g)	1.62%	2.15%	2.64%		2.30%	1.93	%(g)

Supplemental Data
Net assets, end of period (000)	$62,211		$54,288	$47,860	$24,031		$23,816	$19,713

Portfolio turnover rate(j)		136%	503%	287%	202%		530%		470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Investments in underlying funds	0.01%	0.02%	0.03%	0.01%	0.01%		0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Portfolio turnover rate (excluding MDRs)	77%	302%	177%	117%	243%		332%

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Investor A

	Six Months Ended							Period from
	11/30/21		Year Ended May 31,					08/23/16	(a)

	(unaudited)		2021	2020	2019		2018	to 05/31/17

Net asset value, beginning of period	$10.28		$10.58	$9.86	$9.51		$9.81	$10.00

Net investment income(b)	0.07		0.15	0.19	0.23		0.20	0.13
Net realized and unrealized gain (loss)		(0.03)	(0.18)	0.75	0.37		(0.29)		(0.18)

Net increase (decrease) from investment operations	0.04		(0.03)	0.94	0.60		(0.09)		(0.05)

Distributions(c)
From net investment income		(0.08)	(0.20)	(0.22)	(0.25)		(0.21)		(0.14)
From net realized gain	—		(0.07)	—	—		—	—

Total distributions		(0.08)	(0.27)	(0.22)	(0.25)		(0.21)		(0.14)

Net asset value, end of period	$10.24		$10.28	$10.58	$9.86		$9.51	$9.81

Total Return(d)
Based on net asset value	0.34	%(e)	(0.32)%	9.66%	6.39%		(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.25	%(g)	1.54%	1.97%	2.44	%(h)	2.17%	1.95	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.66%	0.66%	0.66%		0.67%	0.70	%(g)

Net investment income	1.41	%(g)	1.40%	1.89%	2.39%		2.09%	1.69	%(g)

Supplemental Data
Net assets, end of period (000)	$7,284		$6,049	$1,807	$550		$402	$59

Portfolio turnover rate(j)		136%	503%	287%	202%		530%		470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Investments in underlying funds	0.01%	0.02%	0.03%	0.01%	0.01%		0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Portfolio turnover rate (excluding MDRs)	77%	302%	177%	117%	243%		332%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Investor C

	Six Months Ended							Period from
	11/30/21		Year Ended May 31,					08/23/16	(a)

	(unaudited)		2021	2020	2019		2018	to 05/31/17

Net asset value, beginning of period	$10.28		$10.58	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.03		0.07	0.12	0.16		0.12	0.07
Net realized and unrealized gain (loss)		(0.03)	(0.18)	0.75	0.35		(0.28)		(0.18)

Net increase (decrease) from investment operations	—		(0.11)	0.87	0.51		(0.16)		(0.11)

Distributions(c)
From net investment income		(0.04)	(0.12)	(0.14)	(0.17)		(0.14)		(0.08)
From net realized gain	—		(0.07)	—	—		—	—

Total distributions		(0.04)	(0.19)	(0.14)	(0.17)		(0.14)		(0.08)

Net asset value, end of period	$10.24		$10.28	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	(0.04	)%(e)	(1.07)%	8.96%	5.49%		(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.13	%(g)	2.40%	2.66%	3.20	%(h)	2.86%	2.73	%(g)(i)

Total expenses after fees waived and/or reimbursed	1.30	%(g)	1.41%	1.41%	1.41%		1.43%	1.45	%(g)

Net investment income	0.67	%(g)	0.62%	1.15%	1.64%		1.26%	0.92	%(g)

Supplemental Data
Net assets, end of period (000)	$135		$134	$124	$69		$66	$51

Portfolio turnover rate(j)		136%	503%	287%	202%		530%		470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Investments in underlying funds	0.01%	0.02%	0.03%	0.01%	0.01%		0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Portfolio turnover rate (excluding MDRs)	77%	302%	177%	117%	243%		332%

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

	Class K

	Six Months Ended							Period from
	11/30/21		Year Ended May 31,					08/23/16	(a)

	(unaudited)		2021	2020	2019		2018	to 05/31/17

Net asset value, beginning of period	$10.28		$10.58	$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.09		0.18	0.24	0.26		0.22	0.15
Net realized and unrealized gain (loss)		(0.04)	(0.18)	0.74	0.35		(0.28)		(0.18)

Net increase (decrease) from investment operations	0.05		—	0.98	0.61		(0.06)		(0.03)

Distributions(c)
From net investment income		(0.09)	(0.23)	(0.25)	(0.27)		(0.24)		(0.16)
From net realized gain	—		(0.07)	—	—		—	—

Total distributions		(0.09)	(0.30)	(0.25)	(0.27)		(0.24)		(0.16)

Net asset value, end of period	$10.24		$10.28	$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	0.49	%(e)	(0.02)%	10.10%	6.60%		(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.87	%(g)	1.17%	1.67%	2.70	%(h)	1.80%	1.74	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.25	%(g)	0.36%	0.36%	0.36%		0.38%	0.40	%(g)

Net investment income	1.71	%(g)	1.72%	2.38%	2.66%		2.30%	1.97	%(g)

Supplemental Data
Net assets, end of period (000)	$2,198		$1,380	$130	$449		$48	$49

Portfolio turnover rate(j)		136%	503%	287%	202%		530%		470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)

	(unaudited)	2021	2020	2019	2018	to 05/31/17

Investments in underlying funds	0.01%	0.02%	0.03%	0.01%	0.01%		0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended					Period from
	11/30/21	Year Ended May 31,				08/23/16	(a)
	(unaudited)	2021	2020	2019	2018	to 05/31/17

Portfolio turnover rate (excluding MDRs)	77%	302%	177%	117%	243%		332%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On June 9, 2021, the Board of Trustees of the Trust (the “Board”), approved a proposal to change the name of the Fund from BlackRock Systematic ESG Bond Fund to BlackRock Sustainable Advantage CoreAlpha Bond Fund and certain changes to the Fund’s investment objective, investment strategies and investment process. These changes were effective on October 1, 2021.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.23%
$1 billion — $3 billion	0.22
$3 billion — $5 billion	0.21
$5 billion — $10 billion	0.20
Greater than $10 billion	0.20

Prior to July 1, 2021, the annual rates as a percentage of average daily net assets, for the Fund were as follows:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.30%
$1 billion — $3 billion	0.28
$3 billion — $5 billion	0.27
$5 billion — $10 billion	0.26
Greater than $10 billion	0.26

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$8,334	$683	$9,017

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees	$6,015	$667	$13	$183	$6,878

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$93	$93	$17	$6	$209

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$18,347	$4,925	$191	$225	$23,688

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $127.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2021, the amount waived was $903.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.28%
Investor A	0.53
Investor C	1.28
Class K	0.23

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Notes to Financial Statements (unaudited) (continued)

Prior to July 1, 2021, the expense limitations as a percentage of average daily net assets for classes were as follows:

Share Class	Expense Limitation

Institutional	0.41%
Investor A	0.66
Investor C	1.41
Class K	0.36

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$182,952

Administration fees waived	$14,616

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived - class specific and transfer agent fees waived and/or reimbursed - class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$6,011	$667	$13	$183	$6,874

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees waived and/or reimbursed — class specific	$3,315	$3,257	$158	$224	$6,954

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of November 30, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	May 31, 2022	May 31, 2023	August 23, 2023

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Fund Level	$365,527	$416,368	$197,568
Institutional	137	13,574	9,326
Investor A	1,469	4,815	3,924
Investor C	89	310	171
Class K	118	372	407

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended November 30, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$95,281,187	$ 87,933,524

For the six months ended November 30, 2021, purchases and sales related to mortgage dollar rolls were $38,223,553 and $38,264,576, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$78,374,255	$1,799,434	$(1,380,410)	$ 419,024

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the six months ended November 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

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Notes to Financial Statements (unaudited) (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Institutional
Shares sold	1,553,860	$16,049,986	3,340,126	$35,176,833
Shares issued in reinvestment of distributions	32,531	335,936	76,028	802,357
Shares redeemed	(790,928)	(8,161,977)	(2,660,247)	(28,075,706)

	795,463	$8,223,945	755,907	$7,903,484

Investor A
Shares sold and automatic conversion of shares	193,998	$2,003,909	533,479	$5,636,555
Shares issued in reinvestment of distributions	4,637	47,894	10,635	112,068
Shares redeemed	(75,641)	(783,291)	(126,656)	(1,334,561)

	122,994	$1,268,512	417,458	$4,414,062

Investor C
Shares sold	492	$5,103	5,354	$57,099
Shares issued in reinvestment of distributions	28	296	189	1,995
Shares redeemed and automatic conversion of shares	(374)	(3,885)	(4,237)	(44,530)

	146	$1,514	1,306	$14,564

Class K
Shares sold	93,798	$971,960	133,857	$1,420,126
Shares issued in reinvestment of distributions	1,505	15,534	2,298	24,146
Shares redeemed	(14,804)	(152,850)	(14,270)	(151,534)

	80,499	$834,644	121,885	$1,292,738

	999,102	$10,328,615	1,296,556	$13,624,848

As of November 30, 2021, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

BlackRock Sustainable Advantage CoreAlpha Bond Fund	1,985,000	5,000	5,000	5,000	2,000,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return benchmark. The Board noted that for each of the one-year, three-year, and since-inception periods reported, the Fund outperformed its benchmark total return. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board noted that BlackRock does not charge the Fund an advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	45

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds IV (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 18-19, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	47

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBR	Bank Bill Rate

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBOR	Mexico Interbank Offered Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SAN	State Aid Notes

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	49

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-11/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable

(a)(4) Change in Registrant’s independent public accountant – Not applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 2, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: February 2, 2022